March 15, 2024

DREYFUS GOVERNMENT CASH MANAGEMENT FUNDS

-Dreyfus Government Cash Management

Supplement to Summary Prospectus and Prospectus
BOLD® Shares

The following information supersedes and replaces any contrary information contained in the sections "Performance" in the fund's summary prospectus and "Fund Summary – Performance" in the fund's prospectus:

For the current yield for BOLD® shares, call toll-free 1-800-346-3621. Clients of institutions should call the institution directly.

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The following information supersedes and replaces the first four sentences of the second paragraph in the sections "Purchase and Sale of Fund Shares" in the fund's summary prospectus and "Fund Summary – Purchase and Sale of Fund Shares" in the fund's prospectus:

The fund's BOLD® shares are designed for institutional investors, acting for themselves or in a fiduciary, advisory, agency, brokerage, custodial or similar capacity on behalf of their institutional clients.

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The following information supersedes and replaces the third paragraph in the section "Management" in the fund's prospectus:

BNYM Investment Adviser will make an annual donation, out of its own legitimate profits, to select HBCUs of an amount representing 10% of its net revenue attributable to the fund's BOLD® shares. "Net revenue" represents the management fee paid by the fund to BNYM Investment Adviser after any fee waivers and/or expense reimbursements by BNYM Investment Adviser and less any revenue sharing payments made by BNYM Investment Adviser or its affiliates, with respect to the fund's BOLD® shares. Donations are made annually after the end of the fund's fiscal year. BNYM Investment Adviser maintains the option to increase, decrease or terminate this donation in its sole discretion at any time. From time to time, one or more affiliates of BNYM Investment Adviser may contribute to BNYM Investment Adviser's annual donation to HBCUs. HBCUs are "Historically Black Colleges and Universities," which are defined by the Higher Education Act of 1965, as amended, as: "…any historically black college or university that was established prior to 1964, whose principal mission was, and is, the education of black Americans, and that is accredited by a nationally recognized accrediting agency or association determined by the Secretary of Education to be a reliable authority as to the quality of training offered or is, according to such an agency or association, making reasonable progress toward accreditation."

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The following information supersedes and replaces the first two paragraphs in the section "Shareholder Guide – Buying and Selling Shares" in the fund's prospectus:

This prospectus offers BOLD® shares. "BOLD" is an acronym for Black Opportunity for Learning and Development. The fund's BOLD® shares are designed generally for institutional investors, acting for themselves or in a fiduciary, advisory, agency, brokerage, custodial or similar capacity on behalf of their institutional clients. Generally, each investor will be required to open a single master account with the fund for all purposes. In certain cases, the fund may request investors to maintain separate master accounts for shares held by the investor (i) for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary, and (ii) for accounts for which the investor acts in some other capacity. An institution may arrange with the fund's transfer agent for sub-accounting services and will be charged directly for the cost of such services. Institutions purchasing BOLD® shares for the benefit of their clients may impose policies, limitations and fees which are different from those described in this prospectus. The fund offers other classes of shares, which are described in separate prospectuses. Institutions purchasing fund shares on behalf of their clients determine which class is suitable for their clients.

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